MET INVESTORS SERIES TRUST

      SUPPLEMENT DATED FEBRUARY 23, 2007 TO PROSPECTUSES DATED MAY 1, 2006


This Supplement is made as of February 23, 2007 to the Prospectuses of Met Investors Series Trust ("Trust") dated May 1, 2006.

         On February 14, 2007, the Board of Trustees of Met Investors Series Trust approved proposals to reorganize the following current portfolios of the Trust into the following successor portfolios of the Trust.

   Current Portfolio                         Successor Portfolio

   1)  Pioneer Mid-Cap Value Portfolio         Lazard Mid-Cap Portfolio
       and Met/Putnam Capital

   2)  Lord Abbett America's Value             Lord Abbett Mid-Cap Value
                                               Portfolio and Lord Abbett
                                               Bond Debenture Portfolio


The Successor Portfolios have investment objectives, strategies and risks similar to the corresponding Current Portfolios.

If the shareholders of a Current Portfolio approve the proposal, the Current Portfolio will liquidate by transferring substantially all of its assets to the Successor Portfolios. Shareholders of a Current Portfolio will receive shares of the Successor Portfolios equal in value to their shares of the Current Portfolio as of the date of the reorganization, which is proposed to take place on or about May 1, 2007. Shareholders of record of a Current Portfolio as of February 16, 2007 are scheduled to vote on the proposal at a special meeting of shareholders to be held on April 24, 2007. Shareholders of record of a Current Portfolio will be mailed information detailing the proposal on or about March 19, 2007.

Date:  February 23, 2007